Exhibit 10.13

Parcel Identification Number:

540-006-00-00-0033-00

RECORDATION REQUESTED BY:

SHEPHERD’S FINANCE, LLC

3508 Washington Road

McMurray, PA 15317

WHEN RECORDED MAIL TO:

SHEPHERD’S FINANCE, LLC

3508 Washington Road

McMurray, PA 15317

SEND TAX NOTICES TO:

SHEPHERD’S FINANCE, LLC

3508 Washington Road

McMurray, PA 15317

FOR RECORDER’S USE ONLY

NOTICE: THIS AMENDED AND RESTATED SUBORDINATION OF MORTGAGE RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

AMENDED AND RESTATED SUBORDINATION OF MORTGAGE

THIS AMENDED AND RESTATED SUBORDINATION OF MORTGAGE dated December 31, 2011 (“Subordination”), is made and executed among INVESTOR’S MARK ACQUISITIONS, L.L.C. (“IMA”) and Mark L. Hoskins, individually (collectively with IMA, “Borrower”); LOUIS E. MENICHI, 25%; JENNIE MENICHI, 25%; ERMA GREGO, 15%; and ANNA MARIE CORRADO, 35% (“Mortgagee”); and SHEPHERD’S FINANCE, LLC (“Lender”).

WHEREAS, on July 21, 2010, Borrower and Mortgagee entered into that certain Subordinated Mortgage, as defined below, whereby Mortgagee obtained a mortgage in the first priority on the Real Property, as defined herein, as security for an obligation of One Million Two Hundred Ninety Thousand and 00/100 Dollars ($1,290,000.00) owed by Borrower to Mortgagee;

WHEREAS, on December 29, 2010, IMA and 84 Financial, L.P. (“84 Financial”) entered into that certain Mortgage, Instrument Number 201102039, whereby 84 Financial obtained a mortgage in the first priority position on the Real Property (the “Existing IMA Mortgage”) as security for an obligation of One Million Six Hundred Eighty-Six Thousand Seven Hundred Sixty-Six and 76/100 Dollars ($1,686,766.76) owed by IMA to 84 Financial;

WHEREAS, on December 29, 2010, Borrower, Mortgagee and 84 Financial entered into that certain Subordination of Mortgage, Instrument Number 201102040, whereby Mortgagee agreed to subordinate the Subordinated Mortgage to the Existing IMA Mortgage;

WHEREAS, on December 30, 2011, Lender and 84 Financial entered into that certain Assignment and Assumption of Mortgage, whereby 84 Financial agreed to assign, and Lender agreed to assume, all of 84 Financial’s right, title and interest in and to the Existing IMA Mortgage;

WHEREAS, on December 30, 2011, Lender, IMA, Benjamin Marcus Homes, L.L.C. (“BMH”) and Mark L. Hoskins, individually, entered into that certain Credit Agreement (the “Credit Agreement”), pursuant to which, among other things, Lender agreed to assume and provide loans to IMA and BMH in the aggregate amount of Eight Million Seventy-Five Thousand Seven Hundred Sixty-Six and 76/100 Dollars ($8,075,766.76);

WHEREAS, on December 30, 2011, in connection with the Credit Agreement, Lender and IMA entered into that certain Mortgage, Instrument Number 201200087 (the “New IMA Mortgage”), whereby Lender obtained a mortgage in the second priority position on the Real Property as security for the obligation of up to Two Million Two Hundred Twenty-Five Thousand and 00/100 Dollars ($2,225,000.00) owed by IMA to Lender; and

WHEREAS, Mortgagee, Lender and Borrower have agreed to enter into this Subordination to provide for further subordination of the Subordinated Mortgage, to make certain revisions to the Subordinated Mortgage and to provide clarification as to the payment requirements of the Subordinated Mortgage, each as provided herein.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SUBORDINATED INDEBTEDNESS. Mortgagee has extended the following described financial accommodation, secured by the Real Property (the “Subordinated Indebtedness”):

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A loan in the amount of One Million Two Hundred Ninety Thousand and 00/100 Dollars ($1,290,000.00), evidenced by that certain Promissory Note dated July 21, 2010 made by IMA in favor of Mortgagee.

SUBORDINATED MORTGAGE. The Subordinated Indebtedness is secured by the Real Property and evidenced by a mortgage dated July 21, 2010 from Borrower to Mortgagee (the “Subordinated Mortgage”) and recorded in Washington County, Commonwealth of Pennsylvania as follows:

INSTRUMENT NO. 201023379, RECORDED ON 7/23/2010, WASHINGTON COUNTY RECORDER OF DEEDS.

REAL PROPERTY DESCRIPTION. The Subordinated Mortgage covers the following described real property (the “Real Property”) located in Washington County, Commonwealth of Pennsylvania:

See “EXHIBIT A,” which is attached to this Subordination and made a part of this Subordination as if fully set forth herein.

The Real Property parcel identification number is 540-006-00-00-0033-00.

SUPERIOR INDEBTEDNESS. Lender has extended and assumed, or has agreed to extend and assume, respectively, the following described financial accommodations to IMA and BMH, secured by the Real Property (collectively, the “Superior Indebtedness”):

A loan in the amount of up to Four Million One Hundred Sixty-Four Thousand and 00/100 Dollars ($4,164,000.00) (the “BMH Loan”), evidenced by that certain Promissory Note dated December 30, 2011 made by BMH in favor of Lender;

A loan in the amount of up to Two Million Two Hundred Twenty-Five Thousand and 00/100 Dollars ($2,225,000.00) (the “New IMA Loan”), evidenced by that certain Promissory Note dated December 30, 2011 made by IMA in favor of Lender; and

A loan with an approximate principal balance of One Million Six Hundred Eighty-Six Thousand Seven Hundred Sixty-Six and 76/100 Dollars ($1,686,766.76) (the “Existing IMA Loan”), evidenced by that certain Assignment and Amendment of Promissory Note and Guaranty dated December 30, 2011 by and among 84 Financial, IMA and Lender.

LENDER’S LIENS. The Superior Indebtedness is or will be secured by the Real Property and evidenced by mortgages (the “Lender’s Liens”) as follows:

The BMH Loan is secured by a mortgage from BMH to Lender recorded in Washington County, Commonwealth of Pennsylvania as follows:

INSTRUMENT NO. 201200085, RECORDED ON 12-30-2012, WASHINGTON COUNTY RECORDER OF DEEDS.

The New IMA Loan is secured by a mortgage from IMA to Lender recorded in Washington County, Commonwealth of Pennsylvania as follows:

INSTRUMENT NO. 201200087, RECORDED ON 12-30-2012, WASHINGTON COUNTY RECORDER OF DEEDS.

The Existing IMA Loan is secured by that certain Assignment, Assumption, Amendment and Restatement of Mortgage among 84 Financial, IMA and Lender, whereby 84 Financial assigned, and Lender assumed, all of 84 Financial’s rights as lender pursuant to the underlying mortgage, recorded in Washington County, Commonwealth of Pennsylvania as follows:

INSTRUMENT NO. 201200091, RECORDED ON 12-30-2012, WASHINGTON COUNTY RECORDER OF DEEDS.

As a condition to the granting of the requested financial accommodations, Lender has required that the Lender’s Liens be and remain superior to the Subordinated Mortgage.

REQUESTED FINANCIAL ACCOMMODATIONS. Mortgagee and Borrower each want Lender to provide financial accommodations to Borrower and BMH in the form of the Superior Indebtedness. Borrower and Mortgagee each represent and acknowledge to Lender that Mortgagee will benefit as a result of these financial accommodations from Lender to Borrower, and Mortgagee acknowledges receipt of valuable consideration for entering into this Subordination.

NOW THEREFORE THE PARTIES TO THIS SUBORDINATION HEREBY AGREE AS FOLLOWS:

SUBORDINATION. The Subordinated Mortgage and the Subordinated Indebtedness secured by the Subordinated Mortgage is and shall be subordinated in all respects to Lender’s Liens and the Superior Indebtedness, and it is agreed that Lender’s Liens shall be and remain, at all times, prior and superior to the lien of the Subordinated Mortgage. Notwithstanding the foregoing or any other provision of this Subordination, upon foreclosure of the Real Property, Mortgagee shall be entitled to proceeds received by Lender from the liquidation of the Real Property in excess of Two Million Two Hundred Twenty-Five Thousand and 00/100 Dollars ($2,225,000.00) and shall apply such excess proceeds to payment of the Subordinated Indebtedness until such Subordinated Indebtedness is paid in full, at which time Lender shall be entitled to receive any further proceeds from the liquidation of the Real Property. Mortgagee’s right herein is limited solely to proceeds derived from the liquidation of the Real Property described on Exhibit A attached hereto. Mortgagee also subordinates to Lender’s Liens all other Security Interests in the Real Property held by Mortgagee, whether now existing or hereafter acquired. The words “Security Interest” mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale,

AMENDED AND RESTATED SUBORDINATION OF MORTGAGE

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trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

REVISIONS TO SUBORDINATED MORTGAGE. Mortgagee and Borrower agree that the Subordinated Mortgage is revised as follows:

1.	Any and all terms of the Subordinated Mortgage requiring Borrower to occupy or otherwise use the Real Estate, including but not limited to Paragraph 6 of the Subordinated Mortgage, are hereby waived.
2.

The Subordinated Indebtedness shall be not be renewed, extended or otherwise revised or amended, and no additional advances shall be made to Borrower, without obtaining the prior written consent of Lender.

3.

In accordance with the terms of the Credit Agreement, upon the sale or transfer by IMA to a third party of all or a portion of any lot contained within the Tuscany Land (as defined in the Credit Agreement) (other than a sale or transfer to a township, county, state, commonwealth or other governmental body), or, consistent with the terms of the Credit Agreement, upon IMA’s obtaining construction financing for the same, the release price for such lot as set forth on EXHIBIT D to the Credit Agreement shall be paid by IMA to Lender. Release prices paid related to the Tuscany Land shall be allocated by Lender as follows: fifty percent (50%) of such release price shall be applied to the Subordinated Indebtedness; and fifty percent (50%) shall be retained by Lender, until such time as the Subordinated Indebtedness has been paid in full, and which point Lender shall retain one hundred percent (100%) of all subsequent release prices paid related to the Tuscany Land.

MORTGAGEE’S REPRESENTATIONS AND WARRANTIES. Mortgagee represents and warrants to Lender that: (A) no representations or agreements of any kind have been made to Mortgagee which would limit or qualify in any way the terms of this Subordination; (B) this Subordination is executed at Borrower’s request and not at the request of Lender; (C) Lender has made no representation to Mortgagee as to the creditworthiness of Borrower; and (D) Mortgagee has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Mortgagee agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Mortgagee’s risks under this Subordination, and Mortgagee further agrees that Lender shall have no obligation to disclose to Mortgagee information or material acquired by Lender in the course of its relationship with Mortgagee.

MORTGAGEE WAIVERS. Mortgagee waives any right to require Lender: (A) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of any Superior Indebtedness secured by Lender’s Liens, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional indebtedness; (C) to resort for payment or to proceed directly or at once against any person, including Borrower; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER’S RIGHTS. Lender may take or omit any and all actions with respect to Lender’s Liens without affecting whatsoever any of Lender’s rights under this Subordination. In particular, without limitation, Lender may, without notice of any kind to Mortgagee, (A) make one or more additional secured or unsecured loans to Borrower; (B) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part of it, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) take and hold collateral for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such collateral, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or guarantors on any terms or manner Lender chooses; (E) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (F) apply such security and direct the order or manner of sale of the security, as Lender in its discretion may determine; and (G) transfer this Subordination to another party.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Subordination shall remain in full force and effect. Any default by Borrower under the terms of the Subordinated Indebtedness also shall constitute an event of default under the terms of the Superior Indebtedness in favor of Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Subordination:

Amendments. This Subordination constitutes the entire understanding and agreement of the parties as to the matters set forth in this Subordination. No alteration of or amendment to this Subordination shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Subordination, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including reasonable attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Lender may also recover from Mortgagee all court, alternative

AMENDED AND RESTATED SUBORDINATION OF MORTGAGE

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dispute resolution or other collection costs (including, without limitation, fees and charges of collection agencies) actually incurred by Lender.

Authority. The person who signs this Subordination as or on behalf of Mortgagee represents and warrants that he or she has authority to execute this Subordination and to subordinate the Subordinated Indebtedness and the Mortgagee’s security interests in Mortgagee’s property, if any.

Caption Headings. Caption headings in this Subordination are for convenience purposes only and are not to be used to interpret or define the provisions of this Subordination.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Property, this Subordination will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania. In all other respects, this Subordination will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Subordination is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transactions that are described in this Subordination have been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the Commonwealth of Pennsylvania.

Choice of Venue. If there is a lawsuit, Mortgagee agrees upon Lender’s request to submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania, in the county in which Lender’s following address is located: 3508 WASHINGTON ROAD, MCMURRAY, PA 15317.

Successors. This Subordination shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Subordination, and the covenants of Mortgagee herein in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Subordination unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Subordination shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Subordination. No prior waiver by Lender, nor any course of dealing between Lender and Mortgagee, shall constitute a waiver of any of Lender’s rights or of any of Mortgagee’s obligations as to any future transactions. Whenever the consent of Lender is required under this Subordination, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

EACH PARTY TO THIS SUBORDINATION ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION, AND EACH PARTY AGREES TO ITS TERMS. THIS SUBORDINATION IS DATED DECEMBER __, 2011.

THIS SUBORDINATION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS SUBORDINATION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

[SIGNATURES APPEAR ON NEXT PAGE]

AMENDED AND RESTATED SUBORDINATION OF MORTGAGE

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BORROWER:

INVESTOR’S MARK ACQUISITIONS, L.L.C.

By: /s/ Mark L. Hoskins MARK L. HOSKINS, Manager of INVESTOR’S MARK ACQUISITIONS, L.L.C.	(Seal	)

X /s/ Mark L. Hoskins MARK L. HOSKINS, Individually	(Seal	)

MORTGAGEE:

X /s/ Louis E. Menichi LOUIS E. MENICHI, 25%, Individually	(Seal	)

X /s/ Jennie Menichi JENNIE MENICHI, 25%, Individually	(Seal	)

X /s/ Erma Grego ERMA GREGO, 15%, Individually	(Seal	)

X /s/ Anna Marie Corrado ANNA MARIE CORRADO, 35%, Individually	(Seal	)

LENDER:

SHEPHERD’S FINANCE, LLC

X /s/ Dan Wallach DAN WALLACH, CHIEF EXECUTIVE OFFICER	(Seal	)

{All signatures notarized}